                                                                    EXHIBIT 10.2

                                ----------------


                               CORIXA CORPORATION
                                       AND
                             SMITHKLINE BEECHAM PLC

                                 ---------------


         AMENDMENT NO. 1 TO MULTI-FIELD VACCINE DISCOVERY, COLLABORATION
                                       AND
                                LICENSE AGREEMENT

                                 ---------------








* Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL DRAFT

                         * FOR DISCUSSION PURPOSE ONLY *

This Amendment No. 1 (this "Amendment No. 1") to the Multi-Field Vaccine Discovery Collaboration and License Agreement between SmithKline Beecham plc ("SB") and Corixa Corporation ("Corixa"), executed October 28, 1998 (the "MF Agreement") is entered into May 25th , 2000, by and between SB and Corixa.

                                   WITNESSETH:

WHEREAS SB and Corixa have executed the MF Agreement on October 28, 1998;

WHEREAS SB and Corixa wish to amend the MF Agreement in connection with the transfer of certain Antigens from SB to Corixa for further validation research work under the MF Agreement, and

WHEREAS, the parties also wish to clarify the contribution of SB to patent costs for diagnostic products and the conditions under which press releases relating to the subject matter of the MF Agreement shall be issued by the parties.

NOW, THEREFORE in consideration of the premises and the covenants and obligations expressed herein and intending to be legally bound hereby, the parties hereto agree to amend the MF Agreement as follows:

1. SB and Corixa agree to add the following definitions in Section 1 of the MF Agreement:

       (eeeeee) "[*] Antigen" shall mean all or part of an Antigen provided as [*]).

       (ffffff) "[*] Antigen" shall mean an Antigen owned and/or controlled by [*]).

       (gggggg) "[*] Antigen" shall mean an Antigen owned and/or controlled by [*]).

       (hhhhhh) "[*] Antigen" shall mean an Antigen elected by [*].

       SB and Corixa also agree to replace the existing Exhibit 2(d) by the new Exhibits 2(d)(i)(A), 2(d)(i)(B) and 2(d)(i)(C) attached hereto.


2. SB and Corixa agree to replace Section 2(d) of the MF Agreement with the following:

       2(d)(i) [*].

       (ii)   (a)       [*]

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[*] Confidential Treatment Requested



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Where "X" is [*]).

Where "Y" is [*]).

       (b) SB shall [*]:

          (1)[*]

          (2)[*]

          (3)[*].

       (c)    SB shall [*]:

          (1)[*]

          (2)[*]

          (3)[*]

       [*]

(iii)  For the avoidance of doubt, the parties recognize and agree:

       (a) with respect to [*] and/or [*] Antigens, that SB [*].

       (b) with respect [*] Antigens for which SB [*].

       (c) with respect to [*] Antigens for which SB do[*].

3. Section 9 of the MF Agreement shall become Section 9(a) and a new Section 9(b) shall be added as follows:

        (b)   (i)    Corixa and SB recognize and agree that any invention,
                     development or improvement involving [*] Antigens and/or
                     [*] Antigens made, conceived or reduced to practice by an employee or agent of Corixa, solely or jointly with an employee or agent of SB, [*] shall be owned by [*].

              (ii) Corixa and SB recognize and agree that any invention, development or improvement involving an [*] Antigen made, conceived or reduced to practice by an employee or agent of Corixa, solely or jointly with an employee or agent of SB, in the course of [*] shall be jointly owned by Corixa and SB [*].

[*] Confidential Treatment Requested

              (iii) Corixa and SB further agree that any invention, development or improvement involving a Corixa Antigen or an R&D Program Antigen made, conceived or reduced to practice during the R&D Program Term as may be extended [*] shall be owned solely by Corixa, solely owned by SB or jointly by Corixa and SB as per the provisions of Section 9 (a) above and that patent application(s) shall be filed in the name(s) of the relevant party(ies) accordingly and Corixa shall exclusively license its rights therein on the terms and conditions of this Agreement. [*]

              (iv) Any transfer of [*] Antigens and/or [*] Antigens and/or [*] Antigens shall be covered by a Materials Transfer Agreement in the form of the Sample Study Agreement attached hereto as Exhibit 2(d)(iii). The parties agree that Exhibit 2(d)(iii) attached hereto shall form an integral part of the MF Agreement.

              (v) Any dispute, controversy or claim regarding inventorship of any invention, development or improvement described in Subsection 9 (b) (i), (ii) and/or (iii) shall be submitted for resolution to an independent patent counsel mutually agreeable to both parties, [*].

4. SB and Corixa agree to complement Section 10 (a)(i) by adding at the end of the paragraph the following:

       Any costs incurred by Corixa in connection with the filing, prosecution and maintenance of Corixa Patents and/or Joint R&D Program Patents on Diagnostics in any particular Field other than the Tb Field shall be shared between SB and Corixa with SB supporting [*] of such duly documented costs without however exceeding the cap of US [*] per year for each whole individual Field and Corixa supporting the remaining [*] and any costs falling beyond the US $ [*] per year per Field. Regarding costs incurred by Corixa for the filing, prosecution and maintenance of Corixa Patents and/or Joint R&D Program Patents on Diagnostics in the Tb Field, SB agrees to reimburse Corixa [*] of costs for Diagnostic applications [*] and [*] of costs for Diagnostic applications [*] without however exceeding the US[*] cap for the whole Tb Field per year. Furthermore for costs for Diagnostic applications in the Tb Field [*], SB's contribution to such costs in connection with each such application shall be [*]

5. Section 11 (f) of the MF Agreement shall be modified and replaced as follows: The parties to this Agreement may disclose the nature of the Agreement or matters related directly or indirectly to this Agreement in an independent and/or joint press release; provided, however, that:

       (i) for matters directly related to this Agreement (the "white matters"), including, but not limited to, payment amounts, financial terms and progress on preclinical and/or clinical development, the party desiring to make such disclosure shall request the prior written consent of the other party (as materially foreseen in the Information Release Clearance Form, attached hereto as Exhibit 11(f) which shall form an integral part of the Agreement), which consent shall not be unreasonably withheld. The parties further agree that absence of written reply within [*] to any "white


[*] Confidential Treatment Requested
              matter" press release clearance request made on the Information Release Clearance Form shall be considered as an acceptance of it. Notwithstanding the foregoing, the disease targets under the R&D Program may be disclosed by either party without the need for consent of the other party.

       (ii) for matters indirectly related to this Agreement ("the grey matters"), including, but not limited to, [*], each party desiring to make such disclosure agrees to keep the other party informed of the content and form of any such public disclosure with at least [*] advance notice. For the sake of clarity it is understood by the parties that such advance notice is not to be considered as a clearance request but that in case the notified party has certain comments with regard to said disclosure, then the notifying party will use reasonable effort to take into account such comments.

       (iii) Furthermore, it is understood by the parties, that for any disclosure not related, either directly or indirectly, to this Agreement ("the black matters"), no clearance or prior notification is required.

6. In the second sentence of Article 12 of the MF Agreement the terms "Subject to Subsection 9 (b) (v)" shall be inserted at the beginning of the sentence before the terms "Any dispute, controversy or claim".

7. Section 17(d) of the MF Agreement shall be modified by (a) inserting the following language after "[*]" in lines 5 and 6:

               ", [*]"; and

       (b) inserting the following language after "[*]" in lines 14 and 15:

               " ,[*]".

8. Except as otherwise modified hereby, all other terms and conditions of the MF Agreement remain applicable and in full force and effect.

9. This Amendment shall be governed by the laws of the State of Washington, USA.


[*] Confidential Treatment Requested

Made in Rixensart in two (2) original copies, this 25th day of May, 2000.

SMITHKLINE BEECHAM PLC.                     CORIXA CORPORATION




By :                                                By :
Title :                                             Title :
Date :                                              Date :

SMITHKLINE BEECHAM                          SMITHKLINE BEECHAM
BIOLOGICALS S.A.                                  BIOLOGICALS MANUFACTURING S.A.




By :                                                By :
Title :                                             Title :
Date :                                              Date :

           EXHIBIT 2(d)(i) (A) TO COLLABORATION AND LICENSE AGREEMENT

                                       [*]

[*]


[*] Confidential Treatment Requested

           EXHIBIT 2(d)(i) (B) TO COLLABORATION AND LICENSE AGREEMENT


                                       [*]

[*]


[*] Confidential Treatment Requested

           EXHIBIT 2(d)(i) (C) TO COLLABORATION AND LICENSE AGREEMENT


                                       [*]


[*]


[*] Confidential Treatment Requested

              EXHIBIT 11(f) TO COLLABORATION AND LICENSE AGREEMENT

                       INFORMATION RELEASE CLEARANCE FORM
--------------------------------------------------------------------------------

        MULTI-FIELD VACCINE DISCOVERY COLLABORATION AND LICENSE AGREEMENT

                 BETWEEN CORIXA CORP. AND SMITHKLINE BEECHAM PLC
                      -----------------------------------
--------------------------------------------------------------------------------


FORM SUBMISSION DATE :      ........................


-  DOCUMENT TITLE :         ....................................................

                            ....................................................

                            ....................................................


-  This document is for release and distribution by (or on behalf of):    [ ] SmithKline Beecham
                                                                          [ ] SmithKline Beecham Corp.
                                                                          [ ] SmithKline Beecham Biologicals s.a.
                                                                          [ ] Corixa Corporation
                                                                          [ ] Jointly Corixa Corp. and SB Biologicals


-  Text of this document is approved to be accurate and                   [ ] As stands complete
   to the best of our knowledge and belief :
                                                                          [ ] with the change(s) as indicated on
                                                                              page(s) ____ attached
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-  Information to be released :          Date :       ..........................

                                         Time :       ..........................

                                         Support  /   1.........................

                                         Event :      2.........................

                                                      3.........................


-  Comments :               ....................................................

                            ....................................................

-  Signatures        CORIXA CORP.                 SMITHKLINE BEECHAM BIOLOGICALS
                                            FOR   SMITHKLINE BEECHAM PLC

      Name :                          Name :

      Title :                         Title :

      Date :                          Date :

      Signature :                     Signature:



                                                                              10

EXHIBIT 2 d (iii) TO THE MULTI-FIELD AGREEMENT

                       Smithkline Beecham Biologicals s.a. ("SB")
                       Sample Study Agreement, governing supply by SB of samples for external investigation

[SmithKline BEECHAM BIOLOGICALS s.a. LOGO]


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[*] Confidential Treatment Requested